UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2012

ST. JUDE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-12441	41-1276891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One St. Jude Medical Drive, St. Paul, MN		55117
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (651) 756-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Other Events.

On November 29, 2012, St. Jude Medical, Inc. (the “Company”) announced that its Board of Directors had authorized a share repurchase of up to $1 billion of its outstanding common stock. The Company intends to commence the share repurchases in the near future through a 10b5-1 Trading Plan.

Prior to entering into the 10b5-1 Trading Plan, the Company is hereby reaffirming its fourth quarter and full year 2012 sales by product category and earnings per share guidance. For convenience, the previously-issued sales expectations (by product category) and earnings per share guidance can be found in Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits:

99.1            Previously-issued Sales Expectations and Earnings Guidance

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JUDE MEDICAL, INC.

Date: December 5, 2012	By:	/s/ Jason Zellers
Jason Zellers Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Previously-issued Sales Expectations and Earnings Guidance